UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2026
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M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
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	New York
(State or other jurisdiction of incorporation)
1-9861 (Commission File Number)		16-0968385 (I.R.S. Employer Identification Number)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 635-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series J	MTBPrJ	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series K	MTBPrK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officer.
(d)    Election of Jeremy M. Jacobs, Jr. to the Board of Directors
On June 16, 2026, the Board of Directors of M&T Bank Corporation ("M&T") elected Jeremy M. Jacobs, Jr., a director and Chief Executive Officer of Delaware North Companies, Inc. ("Delaware North"), as a director of M&T. Mr. Jacobs was also elected as a director of M&T Bank, M&T's principal banking subsidiary. The public announcement was made by means of a news release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
As a non-employee director, Mr. Jacobs will participate in M&T's director compensation program as described in M&T's 2026 proxy statement, which was filed with the Securities and Exchange Commission on March 10, 2026. There are no arrangements or understandings between Mr. Jacobs and any other person pursuant to which he was selected as a director. Delaware North and its affiliates have a variety of ordinary course credit relationships with M&T Bank. These lending relationships were entered into in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time of comparable loans with other customers, and did not involve more than the normal risk of collectability or present other unfavorable features.

Item 9.01    Financial Statements and Exhibits.

(d)    The following exhibits are being filed herewith:

Exhibit No.    Description
99.1        News Release dated June 16, 2026
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date:	June 16, 2026	By:	/s/ Stephen T. Wilson
Stephen T. Wilson
Senior Vice President and Corporate Secretary